UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No.1)

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 7, 2025 (August 1, 2025)

Spectral Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

Nevada

(State or Other Jurisdiction of Incorporation)

000-50274	51-0520296
(Commission File Number)	(IRS Employer Identification No.)

701 Fifth Avenue, Suite 4200 Seattle, WA	98104
(Address of Principal Executive Offices)	(Zip Code)

206-262-7799

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K of Spectral Capital Corporation (the “Company”) filed with the Securities and Exchange Commission on August 4, 2025 (the “Original Report”), which reported the completion of the acquisition of 42 Telecom, Ltd. (“42 Telecom”) pursuant to the terms of the acquisition agreement described therein.

As indicated in the Original Report, the required financial statements of 42 Telecom and the related pro forma financial information were not included in the filing at that time. This Amendment is being filed to provide such financial statements and information in accordance with Item 9.01(a) and (b) of Form 8-K.

Except as set forth in this Amendment to include the financial statements and pro forma financial information required by Item 9.01, the disclosures contained in the Original Report remain unchanged and are incorporated herein by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets

As previously disclosed on Form 8K filed on August 4, 2025, Spectral completed the acquisition of 100% of the issued and outstanding share capital of 42 Telecom in exchange for the issuance of 8,000,000 shares of common stock of Spectral and the placement of an additional 8,000,000 shares into escrow, subject to earnout and performance milestones (the “Acquisition”). As a result of the Acquisition, 42 Telecom became a wholly-owned subsidiary of Spectral. The purpose of this Current Report on Form 8-K/A is to file the required financial information related to the Acquisition.

Item 9.01. Financial statements and Exhibits

(d) Exhibits.

Exhibit Number	Description
99.1	Audited Consolidated Financial Statements of 42 Telecom Limited as of December 31, 2024 and 2023
99.2	Unaudited Consolidated Interim Financial Statements 42 Telecom Limited for the period ended June 30, 2025 and the six months ended June 30, 2025
99.3	Unaudited Pro Forma Combined Financial Information as of June 30, 2025.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPECTRAL CAPITAL CORPORATION

By:	/s/ Jenifer Osterwalder
Name:	Jenifer Osterwalder
Title:	President and Chief Executive Officer

Date: October 15, 2025